                                                                    EXHIBIT 3.36

                            CERTIFICATE OF AMENDMENT                      [SEAL]

                                       OF

                          PACIFIC LONGLINE COMPANY LLC

          Pursuant to RCW 25.15.075, the undersigned hereby submits this Certificate of Amendment for the purpose of correcting the Certificate of Formation of Pacific Longline Company LLC filed with the Secretary of State on July 25, 2001.

          1. The name of the limited liability company is Pacific Longline Company LLC.

          2.   The Certificate of Formation is corrected by deleting the text of
Article 6 and replacing it with the following:

               "6. The name of the person signing this form is American Seafoods Group LLC, whose address is 2025 First Avenue, Suite 1200, Seattle, Washington 98121."

          Dated as of the 22 day of August, 2001.

                                          AMERICAN SEAFOODS GROUP LLC
                                                     Member


                                          By        /s/ Bernt O. Bodal
                                            ------------------------------------
                                                      Bernt O. Bodal
                                                  Chief Executive Officer

602-137-321
                            CERTIFICATE OF FORMATION                      [SEAL]

                                       OF

                          PACIFIC LONGLINE COMPANY LLC

               Pursuant to Title 25 of the Revised Code of Washington, the undersigned hereby submits this Certificate of Formation for the purpose of forming a limited liability company.

          1. The name of the limited liability company is Pacific Longline Company LLC.

          2.   The Company shall have perpetual existence.

          3. The Company's registered agent for service of process in the State of Washington pursuant to RCW 25.15.020 is Mundt MacGregor L.L.P.

          4. The address of the registered office of the Company, which address is identical to the business office of the registered agent, is 999 Third Avenue, Suite 4200, Seattle, Washington 98104-4082.

          5. The address of the principal place of business of the Company is 2405 Northwest Market Street, Suite 201, Seattle, Washington 98107.

          6. The name of the person signing this form is American Seafoods Company LLC, whose address is 2025 First Avenue, Suite 900, Seattle, Washington 98121.

               Dated as of the 24 day of July, 2001.

                                          AMERICAN SEAFOODS COMPANY LLC


                                          By: AMERICAN SEAFOODS GROUP LLC
                                              its Member


                                          By        /s/ Bernt O. Bodal
                                            ------------------------------------
                                                      Bernt O. Bodal
                                                  Chief Executive Officer

                             CONSENT TO APPOINTMENT

                               AS REGISTERED AGENT

          Mundt MacGregor L.L.P. hereby consents to serve as registered agent in the State of Washington for

                          Pacific Longline Company LLC

(the "Company"). It understands that as agent for the Company it will be its responsibility to accept service of process on behalf of the Company, to forward license renewals and other mail to the Company, and to notify the Secretary of State immediately in the event of its resignation or any changes in the address of the registered office.

          Dated as of July 24, 2001.

                                          MUNDT MACGREGOR L.L.P.


                                          By  /s/ MATTHEW L.FICK
                                            ------------------------------------
                                          Name  MATTHEW L.FICK
                                              ----------------------------------
                                                         Partner